UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 24, 2007 (June 13, 2007)

SCIELE PHARMA, INC.
(Exact name of registrant as specified in charter)

Delaware	000-30123	58-2004779
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Concourse Parkway
Suite 1800
Atlanta, Georgia 30328
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 442-9707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01               Financial Information

This Current Report on Form 8-K/A of Sciele Pharma, Inc., a Delaware corporation (the “Company”) constitutes Amendment No. 1 to the Company’s Current Report of Form 8-K (the “Original 8-K”) which was filed with the Securities and Exchange Commission on June 13, 2007 in connection with a certain acquisition by the Company.  The Original 8-K did not include the financial statements and pro forma financial information of the business acquired.  This Amendment No. 1 is filed to provide the financial statements of the business acquired required by Item 9.01(a) and pro forma financial information required by Item 9.01(b) of the Form 8-K.

Item 9.01               Financial Statements and Exhibits

(a)           Financial statements of business acquired.

Filed herewith as Exhibit 99.1.

(b)           Pro forma financial information.

Filed herewith as Exhibit 99.2.

(d)           Consent of Independent Auditors

Filed herewith as Exhibit 99.3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIELE PHARMA, INC.
(Registrant)

By:	/s/ Darrell Borne
Name:	Darrell Borne
Title:	EVP, Chief Financial Officer, Secretary and Treasurer

Date:  August 24, 2007